EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 16, 2004 is made by and among Perficient, Inc., a Delaware corporation, with headquarters located at 1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas 78746 (the “Company”), and the investors named on the signature pages hereto, together with their permitted transferees (the “Investors”).

RECITALS:

A.                                   The Company and the Investors are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

B.                                     The Investors desire, upon the terms and conditions stated in this Agreement, to purchase an aggregate of 800,000 shares of Common Stock of the Company (the “Common Shares”) at $3.09 per share, for an aggregate purchase price of $2,472,000.00, and to receive, in consideration for such purchase, Warrants to acquire additional shares of Common Stock.

C.                                     Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement under which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

D.                                    The capitalized terms used herein and not otherwise defined have the meanings given them in Article X hereof.

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
PURCHASE AND SALE OF COMMON STOCK

1.1                                 Purchase and Sale of Common Stock.  At the Closing, subject to the terms of this Agreement and the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Company will issue and sell to each Investor, and each Investor will (on a several and not a joint basis) purchase from the Company, such number of Common Shares set forth opposite such Investor’s name on Exhibit A hereto under the heading “Common Shares.”

1.2                                 Payment.  Each Investor will pay the purchase amount for the Common Shares as is set forth opposite such Investor’s name on Exhibit A hereto under the heading “Purchase

Price,” by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, simultaneously with delivery by the Company to each Investor of (i) one or more stock certificates, free and clear of all restrictive and other legends (except as expressly provided herein), representing the Common Shares so purchased by such Investor and (ii) Warrants in an amount determined in accordance with Section 1.4 hereof, and the Company will deliver such stock certificates and Warrants against delivery of the purchase price as described above.

1.3                                 Closing Date.  Subject to the satisfaction or waiver of the conditions set forth in Articles VI and VII hereof, the Closing will take place at 1:00 p.m., Central Time, on June 16, 2004, or at another date or time agreed upon by the parties to this Agreement (the “Closing Date”).  The Closing will be held at the offices of Faegre & Benson LLP, or at such other place as the parties agree.

1.4                                 Warrants.  In consideration of the purchase of the Common Shares by the Investors, at the Closing the Company will issue warrants to each Investor, substantially in the form of Exhibit B hereto (the “Warrants”), giving each Investor the right, for a period of two years after the Closing Date, to acquire 200 shares of Common Stock for each 1,000 shares of Common Stock purchased by such Investor on the Closing Date at a purchase price of $4.64 per share.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

2.1                                 Investment Purpose.  The Investor is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, such Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

2.2                                 Accredited Investor Status.  The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D.  The Investor has experience as an investor in securities representing an investment decision like that involved in the purchase of the Securities and acknowledges that it has the knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities.

2.3                                 Reliance on Exemptions.  The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

2.4                                 Information.  The Investor and its advisors, if any, have reviewed the SEC Documents and been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Securities, that have been requested by the Investor or its advisors, if any.  The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Article III below.  The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents, and that the market price of the Common Stock has been and continues to be volatile and that no representation is being made as to the future value of the Common Stock.

2.5                                 Governmental Review.  The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

2.6                                 Transfer or Resale.  The Investor understands that:

(a)                                  except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Investor has delivered to the Company an opinion of counsel (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (iii) the Securities are sold or transferred pursuant to Rule 144; or (iv) the Securities are sold or transferred to an affiliate (as defined in Rule 144) of the Investor;

(b)                                 any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules and regulations of the SEC thereunder;

(c)                                  except as set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder; and

(d)                                 notwithstanding anything in this Agreement or the Warrants to the contrary, the Company agrees to reregister any Common Shares or Warrant issued to an Investor hereunder in the name of any partner or member of such Investor, and any such partner or member shall be deemed to be an Investor for all purposes of this Agreement and the Registration Rights Agreement, provided that any such partner or member agrees in writing to be subject to the terms of this Agreement and the Registration Rights Agreement to the same extent as of such partner or member were an original Investor hereunder and thereunder.

2.7                                 Legends.  The Investor understands that until (a) the Common Shares and the Warrants may be sold by the Investor under Rule 144(k) or (b) such time as the resale of the Securities has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (COLLECTIVELY, THE “ACTS”).  THE SECURITIES MAY NOT BE SOLD, DISTRIBUTED, OFFERED, PLEDGED, ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF THE FOLLOWING: (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS COVERING THE TRANSACTION, (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR (3) THE COMPANY OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above will be removed and the Company will issue a certificate without the legend to the holder of any certificate upon which it is stamped, in accordance with the terms of Article V hereof.

2.8                                 Authorization; Enforcement.  This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Investor and are valid and binding agreements of the Investor, enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

2.9                                 Residency.  The Investor is a resident of the jurisdiction set forth immediately below such Investor’s name on the signature pages hereto.

2.10                           No Intent to Effect a Change of Control.  The Investor has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act.

2.11                           No Hedging.  The Investor has not established any hedge or other position in the Common Stock that is outstanding on the Closing Date which is designed to or could reasonably be expected to lead to or result in any sale of the Common Shares.  For purposes hereof, a “hedge or other position” would include effecting any short sale or having in effect any short position or any purchase, sale or grant of any put option, call option or prepaid forward contract with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company, and each of its Subsidiaries, as applicable, represents and warrants to the Investors that:

3.1                                 Organization and Qualification. The Company and its Subsidiaries are duly incorporated, validly existing and in good standing under the laws of the jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease, use and operate their properties, if any, and to carry on their businesses as and where now owned, leased, used, operated and conducted.  The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

3.2                                 Authorization; Enforcement.  (a) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, the Registration Rights Agreement and the Warrants, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Common Shares, the Warrants and the Warrant Shares and reservation for issuance of the Warrant Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required; (c) this Agreement, the Registration Rights Agreement and the Warrants have been duly executed by the Company; and (d) each of this Agreement, the Registration Rights Agreement and the Warrants constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

3.3                                 Capitalization.  As of June 14, 2004, the authorized capital stock of the Company consisted of (i) 40,000,000 shares of Common Stock, par value $.001 per share, of which 17,161,673 shares were issued and outstanding; 7,306,652 shares were reserved for issuance under the Option Plan, of which 5,655,563 shares are subject to outstanding option grants; 318,239 shares were reserved for issuance upon exercise of outstanding warrants as set forth in Schedule 3.3; and no shares were reserved for issuance pursuant to any other securities (except as set forth under this Section 3.3); and (ii) 8,000,000 shares of preferred stock, par value $.001 per share, of which (a) 2,200,000 shares are designated as Series A Convertible Preferred Stock, of which no shares were issued and outstanding; and (b) 2,777,500 shares are designated as Series B Convertible Preferred Stock, of which no shares were issued and outstanding.  All of such outstanding shares of capital stock have been, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company, including the Common Shares and the Warrant Shares, are subject to preemptive rights or any other similar rights of the other stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.  Except as set forth above and in Schedule 3.3 and except for the transactions contemplated hereby, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into, exercisable for, or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is obligated to register the sale of any of its securities under the Securities Act; and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities.  The Company has furnished to each Investor true and correct copies of the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company’s Certificate of Incorporation and the Company’s By-laws, each as in effect on the date hereof, filed as exhibits to the Company’s SEC Documents, are true and correct copies of each such document.

3.4                                 Issuance of Securities.  The Common Shares and the Warrants have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issuance thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.  The Warrant Shares have been duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and charges with respect to the issuance thereof and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

3.5                                 Outstanding Debt.  The Company has no Indebtedness for Borrowed Money (as hereinafter defined) except as otherwise set forth in Schedule 3.5.  The Company is not in default in the payment of the principal of or interest or premium on any such Indebtedness for Borrowed

Money, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such Indebtedness for Borrowed Money which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

3.6                                 No Conflicts; No Violation.

(a)                                  The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares, the Warrants and the Warrant Shares and reservation for issuance of the Warrant Shares) do not and will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws,  (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture, patent, patent license, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(b)                                 The Company is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

(c)                                  The Company is not conducting, and, so long as any Investor owns any of the Securities, will not conduct, its business in violation of any law, ordinance or regulation of any governmental entity, the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect.

(d)                                 Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Warrants or the Registration Rights

Agreement, in each case in accordance with the terms hereof or thereof, or to issue and sell the Common Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants.  Except as set forth in Schedule 3.6, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is not in violation of the continued listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq in the foreseeable future.  The Company is unaware of any facts or circumstances which might give rise to the foregoing.

3.7                                 SEC Documents, Financial Statements; Sarbanes-Oxley.  Since January 1, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).  The Company has delivered to each Investor, or each Investor has had access to, true and complete copies of the SEC Documents, except for such exhibits and incorporated documents.  As of their respective dates, the SEC Documents complied in all respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as set forth in the financial statements included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to March 31, 2004, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements.  Such liabilities incurred subsequent to March 31, 2004 are not, in the aggregate, material to the financial condition or operating results of the Company. The Company is in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective, and intends to comply substantially with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions and has no reason to believe that it will not be so compliant upon such effectiveness. Without limiting the generality of the foregoing, the Chief Executive

Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Section 302 and Section 906 of the Sarbanes-Oxley Act; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.  The Company is in compliance with all applicable provisions of the listing requirements of the Nasdaq.

3.8                                 Absence of Certain Changes.  Except as disclosed in the SEC Documents, since March 31, 2004, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company or, to the knowledge of the Company, any development that could reasonably be expected to have such a material adverse change.

3.9                                 Absence of Litigation.  There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors acting as such that could, individually or in the aggregate, have a Material Adverse Effect.  The Company is not aware of any facts or circumstances which would reasonably be expected to give rise to any such action or proceeding.

3.10                           Intellectual Property Rights.  The Company owns or possesses the licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as now operated (and, to the best of the Company’s knowledge, as presently contemplated to be operated in the future) (the “Intellectual Property”).  There is no claim or action or proceeding pending or, to the Company’s knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.  To the Company’s knowledge after due inquiry, the Company’s current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property.

3.11                           No Materially Adverse Contracts, Etc.  The Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the reasonable judgment of the Company’s officers has or is expected in the future, individually or in the aggregate, to have a Material Adverse Effect.  The Company is not a party to any contract or agreement which in the reasonable judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

3.12                           Tax Status.  Except as set forth on Schedule 3.12, the Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax.  None of the Company’s tax returns is presently being audited by any taxing authority.

3.13                           Certain Transactions.  Except as disclosed in the SEC Documents and except for arm’s-length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, and other than the grant of stock options, employment agreements or the ownership of other securities and rights disclosed in filings under the Exchange Act, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

3.14                           Environmental Laws.  The Company (i) is in compliance with all applicable foreign federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing clauses, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

3.15                           Disclosure.  No information relating to or concerning the Company set forth in this Agreement or provided to the Investors pursuant to Section 2.4 hereof or otherwise provided in connection with the transactions contemplated hereby, including without limitation any oral or written statements made or given by the officers of the Company, or any of the Company’s agents, to any Investor, or any Investor’s agent, taken as a whole, contained any untrue statement of a material fact nor omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act).

3.16                           Acknowledgment Regarding Investors’ Purchase of Securities.  The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Investor’s purchase of the Securities and has not been relied on by the Company in any way.  The Company further represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

3.17                           No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Investors.  The issuance of the Securities to the Investors will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of the Securities Act or any applicable rules of Nasdaq.

3.18                           No Brokers.  The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

3.19                           Permits; Compliance.  The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except those the failure of which to possess would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits.  The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  Since March 31, 2004, the Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

3.20                           Title to Property.  The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company.  Any real property and facilities held under lease by the Company are held by it under valid and enforceable leases with such exceptions as would not have a Material Adverse Effect.

3.21                           Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company is engaged.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

3.22                           Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (e) financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles are reliable.  The Chief Executive Officer and Chief Financial Officer of the Company have made all certifications required by the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder, and the statements contained in any such certification are complete and correct; the Company maintains “disclosure controls and procedures” (as currently defined in Rule 13a-15(e) under the Exchange Act) in compliance with the Exchange Act.

3.23                           Employment Matters.  The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect.  There are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations.  There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, threatened against or involving the Company.  No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company.  No grievance or arbitration proceeding is currently pending under any expired or existing collective bargaining agreements of the Company.  No material labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

3.24                           Investment Company Status.  The Company is not and upon consummation of the sale of the Securities will not be an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.25                           No General Solicitation.  Neither the Company nor any distributor participating on the Company’s behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any “general solicitation,” as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

3.26                           Application of Takeover Protections.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the laws of the state of its incorporation which is or could become applicable to the Investors as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investors’ ownership of the Securities.

ARTICLE IV
COVENANTS

4.1                                 Best Efforts.  Each party will use its best efforts to satisfy in a timely fashion each of the conditions to be satisfied by it under Articles VI and VII of this Agreement.

4.2                                 Form D; Blue Sky Laws.  The Company will file a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D, and will provide a copy thereof to each Investor promptly after such filing.  The Company will, on or before the Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Investors under this Agreement under applicable securities (or “blue sky”) laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Investors on or prior to the date of the Closing.  The Company will file with the SEC a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within five business days after the Closing Date and will make any required notice filings with state securities law authorities on a timely basis.

4.3                                 Reporting Status; Eligibility to Use Form S-3.  The Company’s Common Stock is registered under Section 12 of the Exchange Act.  Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.  The Company currently meets, and will take all reasonably necessary action to continue to meet, the “registrant eligibility” requirements set forth in the general instructions to Form S-3.

4.4                                 Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for working capital and merger and acquisition purposes.

4.5                                 Expenses.  Upon the consummation of the sale of the Common Shares and the Warrants anticipated by this Agreement, or upon failure by the parties to consummate such sales, the Company will pay the reasonable out-of-pocket expenses incurred by the Investors in connection with the transactions herein contemplated, including without limitation consulting fees incurred, research reports purchased, travel and lodging expenses incurred during the due diligence process, and the fees and out-of-pocket expenses of Faegre & Benson LLP for their services as special counsel to the Investors in connection with the transactions herein contemplated, up to an aggregate amount of $20,000.  The Company will also pay (a) all reasonable fees and expenses incurred by the Investors with respect to any amendments or waivers requested by the Company (whether or not the same become effective) under or in respect of this Agreement or the agreements contemplated hereby; (b) all reasonable fees and expenses incurred by the Investors with respect to the enforcement of the rights granted under this Agreement or the agreements contemplated hereby; and (c) all reasonable fees and expenses incurred by the Investors in connection with the registration of the Registrable Securities (as defined in the Registration Rights Agreement) pursuant to Article V of the Registration Rights Agreement; provided, however, that the Company shall be obligated to pay for the reasonable fees and out-of-pocket expenses of only one legal counsel for the Investors for purposes of this clause (c) and the Company’s total payment obligation under this clause (c) shall not exceed $7,500, it being understood that the amounts in clauses (a), (b) and (c) are not included within the $20,000 amount specified in the previous sentence, but are separate and in addition to such amount.

4.6                           Financial Statements.  The financial statements of the Company will be prepared in accordance with United States generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4.7                                 Listing.  On or before the 10th business day after the date of this Agreement, the Company will secure the listing of the Common Shares and the Warrant Shares upon each national securities exchange or automated quotation system, including without limitation the Nasdaq, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Investor owns any of the Securities, will maintain such listing of all such Common Shares and Warrant Shares.  The Company will use its best efforts to obtain and, so long as any Investor owns any of the Securities, maintain the listing and trading of its Common Stock on Nasdaq, the American Stock Exchange or the New York Stock Exchange and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. and such exchanges or automated quotation system, as applicable.  The Company will promptly provide to each Investor copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on Nasdaq or other principal exchange or quotation system on which the Common Stock is listed or traded.

4.8                                 Solvency; Corporate Existence; Compliance with Law.  The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair its ability to pay its debts from time to time incurred in connection therewith as such debts mature.  The Company will maintain and cause each Subsidiary to maintain its corporate existence in good standing.  The Company will conduct its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, where the failure to comply with such would have a Material Adverse Effect.

4.9                                 Insurance.  The Company will maintain liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size and in lines of business of the Company.

4.10                           No Integration.  The Company will not make any offers or sales of any security (other than the Securities) under circumstances that would cause the offering of Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any stockholders approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

4.11                           Reservation of Shares.  The Company will at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based upon the exercise price of the Warrants in effect from time to time).  The Company will not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants, without the consent of all the Investors.  If at any time the number of shares of Common Stock authorized and reserved for issuance is below the Warrant Shares issued and issuable upon exercise of the Warrants (based on the exercise price of the Warrants then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4.11, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

4.12                           Sales by Investors.  Each Investor will sell any Securities sold by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.  No Investor will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

4.13                       Additional Equity Capital; Right of First Refusal.

(a)                                  Subject to the exceptions described below, during the period beginning on the Closing Date and ending 12 months following the Closing Date, the Company will not effect any equity offering, including any debt financing with an equity component and any offering involving warrants or other securities convertible into or exchangeable for Common Stock (“Future Offering”) unless it first delivers to each Investor, at least 20 days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing each Investor an option during the 10-day period following delivery of such notice to purchase its pro rata share of the securities being offered in the Future Offering (“Additional Securities”) on the same terms as contemplated by such Future Offering (the limitations referred to in this Section 4.13(a) is referred to as the “Capital Raising Limitation”).  In the event that the terms and conditions of a proposed Future Offering are amended in any material respect after delivery of the notice to the Investors concerning the proposed Future Offering, the Company will deliver a new notice to the Investors describing the amended terms and conditions of the proposed Future Offering and each Investor thereafter will have an option, during the 10-day period following delivery of such new notice, to purchase its pro rata share of the Additional Securities on such amended terms.  The foregoing sentence applies to successive amendments to the terms and conditions of any proposed Future Offering.

(b)                                 The Capital Raising Limitation does not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the Securities Act), or (ii) issuances of securities as consideration for a merger, acquisition, consolidation or purchase of assets, or in connection with any strategic investments, joint venture or similar commercial relationship (the primary purpose of which is not to raise equity capital).  The Capital Raising Limitation also does not apply to (x) the issuance of securities upon exercise or conversion of the Company’s options, warrants or other convertible securities outstanding as of the date hereof or upon exercise of the Warrants, or (y) the grant of additional options, or the issuance of additional securities pursuant to such additional options, under the Option Plan.

(c)                                  An Investor’s “pro rata share” is the number of shares of Additional Securities (rounded to the nearest whole share or dollar amount) as is equal to the product of (a)(i) the number of shares of Common Stock issuable upon the exercise of the Warrants held by such Investor immediately prior to the issuance of the Additional Securities being offered plus any shares of Common Stock held by such Investor, divided by (ii) the total number of shares of Common Stock issuable upon conversion of all outstanding options, warrants and other convertible securities by the Company immediately prior to the issuance of the Additional Securities being offered plus all issued and outstanding shares of Common Stock, multiplied by (b) the entire offering of Additional Securities.

4.14                           Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2.6 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

4.15                           Disclosure of Transactions and Other Material Information. The Company shall not, and shall cause each Subsidiary and each of its respective officers, directors, employees and agents, not to, provide any Investor with any material nonpublic information regarding the Company or any Subsidiary from and after the Closing Date without the express written consent of such Investor.  In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or its each of respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, such Investor shall have the right to demand that the Company make a public disclosure, and if the Company fails to do so within five business days, the Investor may make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, each Subsidiary, or each of its respective officers, directors, employees or agents.  In such event, such Investor shall provide a copy of such public disclosure to the Company at or prior to the dissemination of such disclosure to the public.  No Investor shall have any liability to the Company, any Subsidiary, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure unless such Investor acts with negligence or willful misconduct.  Subject to the foregoing, neither the Company nor any Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior approval of the other party; which approval shall not be unreasonably withheld or delayed; provided, however, that the Company shall be entitled, without the prior approval of any Investor, to make any press release or other public disclosure with respect to such transactions (i) in a Current Report on Form 8-K in compliance with the requirements of the Exchange Act, and (ii) as may otherwise be required by applicable law and regulations, including the applicable rules and regulations of the Nasdaq (provided that in the case of clause (i) each Investor shall be provided a copy of any proposed press release to be issued by the Company at least one day prior to its release).

4.16                           Company Business Review.  During the period beginning on the Closing Date and ending 12 months following the Closing Date, each Investor shall be entitled to participate in a quarterly teleconference meeting with the Company’s senior management team, if so requested by any Investor, the purpose of which shall be to provide an in-depth review to the Investor of the Company’s growth outlook and acquisition plans.  Each Investor acknowledges that the Company shall have no obligation to disclose any material non-public information to the Investor during such quarterly teleconference meeting unless a binding non-disclosure agreement between the Investor and the Company is in effect at the time of the disclosures and the Investor provides express written consent to the Company to disclose material non-public information to the Investor.

ARTICLE V
TRANSFER AGENT INSTRUCTIONS; REMOVAL OF LEGENDS

5.1                               Issuance of Certificates.  The Company shall instruct its transfer agent to issue certificates, registered in the name of each Investor or its nominee, for Common Shares and Warrant Shares in such amounts as specified from time to time by each Investor to the Company issuable upon exercise of the Warrants in accordance with their terms.  All such certificates will bear the restrictive legend described in Section 2.7, except as otherwise specified in this Article V.  In addition, the Company will issue irrevocable Transfer Agent Instructions to the transfer agent relating to the Common Shares and the Warrant Shares in the form of Exhibit D hereto.  The Company will not give to its transfer agent any instruction other than as described in this Article V and stop transfer instructions to give effect to Section 2.7 hereof (prior to registration of the Common Shares and the Warrant Shares under the Securities Act).  Nothing in this Section 5.1 will affect in any way the Investors’ obligations and agreement set forth in Section 2.7 hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares and the Warrant Shares.

5.2                               Unrestricted Securities.  If, unless otherwise required by applicable state securities laws, (a) the resale of the Securities represented by a certificate has been registered under an effective registration statement filed under the Securities Act, (b) a holder of Securities provides the Company and the Transfer Agent with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the manner of such sale or transfer, (c) such holder provides the Company and the Transfer Agent with reasonable assurances that such Securities can be sold under Rule 144, or (d) the Securities represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k), the Company will permit the transfer of the Common Shares or the Warrant Shares, and the Transfer Agent will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder.  Notwithstanding anything herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided that such pledge will not alter the provisions of this Article V with respect to the removal of restrictive legends.

5.3                                 Enforcement of Provision.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Investor by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that each Investor will be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

ARTICLE VI
CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL

The obligation of the Company to issue and sell the Common Shares to each Investor at the Closing is subject to the satisfaction by such Investor, on or before the Closing Date, of each of the following conditions.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

6.1                                 The Investor will have executed this Agreement and the Registration Rights Agreement and will have delivered those agreements to the Company.

6.2                                 The Investor will have delivered the purchase price for the Common Shares to the Company in accordance with this Agreement.

6.3                                 The representations and warranties of the Investor must be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be correct as of such date), and the Investor will have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Investor at or prior to the Closing.

6.4                                 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VII
CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE

The obligation of each Investor hereunder to purchase the Common Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions.  These conditions are for each Investor’s respective benefit and may be waived by any Investor at any time in its sole discretion:

7.1                                 The Company will have executed this Agreement and the Registration Rights Agreement and each such Agreement will have been delivered the Investor.

7.2                                 The Company will have delivered to the Investors duly executed certificates representing the Common Shares and duly executed Warrants in the amounts specified in Sections 1.1 and 1.4 hereof.

7.3                                 The representations and warranties of the Company must be true and correct in all material respects as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties must be true and correct as of such date) and the Company must have performed and complied in all material respects with the covenants and conditions required by this Agreement to be performed or complied with by the Company at or prior to the Closing.  The Investor must have received a certificate or certificates dated as of the Closing Date and executed by the Chief Executive Officer or the Chief Financial Officer of the Company certifying as to the matters in contained in this Section 7.3 and as to such other matters as may be reasonably requested by such Investor, including, but not limited to, the Company’s Certificate of Incorporation, By-laws, Board of Directors’ resolutions relating to the transactions contemplated hereby and the incumbency and signatures of each of the officers of the Company who may execute on behalf of the Company any document delivered at the Closing.

7.4                                 No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.5                                 Trading and listing of the Common Stock on the Nasdaq must not have been suspended by the SEC or the Nasdaq, nor shall Nasdaq have notified the Company of any failure of the Company to meet any of the continued listing standards.

7.6                                 The Investors will have received an opinion of the Company’s counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Investors and in substantially the form attached hereto as Exhibit E.

7.7                                 The Irrevocable Transfer Agent Instructions, in form and substance substantially like the form attached hereto as Exhibit D will have been delivered to the Company’s transfer agent and acknowledged in writing by such transfer agent.

ARTICLE VIII

[This Article has been left blank intentionally]

ARTICLE IX
INDEMNIFICATION

9.1                                 Indemnification by Company.  In consideration of each Investor’s execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Registration Rights Agreement, and the Warrants, the Company will defend, protect, indemnify and hold harmless each Investor and each other holder of the Securities and all of their stockholders, officers, directors, employees, advisors and direct or indirect investors and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (regardless of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred or suffered by an Indemnitee as a result of, or arising out of, or relating to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement, the Registration Rights Agreement or the Warrants by the Company; provided, however, that, with respect to this clause (c), the Company shall not be liable to the extent such Indemnified Liabilities are finally determined by a court of competent jurisdiction to have resulted primarily and directly from the Investors’ gross negligence or willful misconduct.  To the extent that the foregoing undertaking by the Company is unenforceable for any reason, the Company will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

ARTICLE X
DEFINITIONS

10.1                           “Additional Shares” has the meaning set forth in Section 4.13.

10.2                           “Capital Raising Limitation” has the meaning set forth in Section 4.13.

10.3                           “Closing” means the closing of the purchase and sale of the Common Shares.

10.4                           “Closing Date” has the meaning set forth in Section 1.3.

10.5                           “Common Shares” has the meaning set forth in the recitals.

10.6                           “Common Stock” means the common stock, par value $.001 per share, of the Company.

10.7                           “Company” means Perficient, Inc.

10.8                           “Company Permit” has the meaning set forth in Section 3.19.

10.9                           “Environmental Laws” has the meaning set forth in Section 3.14.

10.10                     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

10.11                     “Future Offering” has the meaning set forth in Section 4.13.

10.12                     “Indebtedness for Borrowed Money” shall include only (i) indebtedness of the Company and its Subsidiaries incurred as the result of a direct borrowing of money, and (ii) guarantees by the Company and its Subsidiaries of indebtedness of third parties, and shall not include any other indebtedness including, but not limited to, indebtedness incurred with respect to trade accounts, equipment leases, and intercompany loans.

10.13                     “Indemnified Liabilities” has the meaning set forth in Article IX.

10.14                     “Indemnitees” has the meaning set forth in Article IX.

10.15                     “Intellectual Property” has the meaning set forth in Section 3.10.

10.16                     “Investors” means the investors whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

10.17                     “Material Adverse Effect” means a material adverse effect on (a) the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement or under the agreements or instruments to be entered into or filed in connection herewith.

10.18                     “Nasdaq” means the Nasdaq SmallCap Market.

10.19                     “Option Plan” means the Company’s 1999 Stock Option/Stock Issuance Plan, including all amendments thereto.

10.20                     “Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement and among the parties to this Agreement, in the form attached hereto as Exhibit C.

10.21                     “Regulation D” means Regulation D as promulgated by the SEC under the Securities Act.

10.22                     “Rule 144” and “Rule 144(k)” mean Rule 144 and Rule 144(k), respectively, promulgated under the Securities Act, or any successor rule.

10.23                     “Sarbanes-Oxley Act” has the meaning set forth in Section 3.7.

10.24                     “SEC” means the United States Securities and Exchange Commission.

10.25                     “SEC Documents” has the meaning set forth in Section 3.7.

10.26                     “Securities” means the Common Shares, Warrants and Warrant Shares.

10.27                     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

10.28                     “Subsidiaries” means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest, as set forth on Schedule 10.28.

10.29                     “Transaction Documents” shall have the meaning set forth in Section 11.16.

10.30                     “Warrant Shares” means the shares of Common Stock issuable upon the exercise (or otherwise) of the Warrants.

10.31                     “Warrants” means the stock purchase warrants of the Company, in the form attached hereto as Exhibit B, to acquire shares of Common Stock.

ARTICLE XI
GOVERNING LAW; MISCELLANEOUS

11.1                           Governing Law; Jurisdiction.  This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.  The parties hereto hereby submit to the jurisdiction of the United States federal and state courts located in the State of Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

11.2                           Counterparts; Signatures by Facsimile.  This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

11.3                           Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

11.4                           Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

11.5                           Entire Agreement.  This Agreement, the Registration Rights Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11.6                           Consents; Waivers and Amendments.  Except as otherwise specifically provided herein, in each case in which approval of the Investors is required by the terms of this Agreement, such requirement shall be satisfied only upon receipt of the written consent of each Investor.

11.7                           Changes, Waivers, etc.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.8                           Notices.  Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications are:

If to the Company:	Perficient, Inc.
1120 South Capital of Texas Highway
Suite 220, Building 3
Austin, TX 78746
Attn: John T. McDonald
Facsimile: (512) 531-6011

With a copy to:	Vinson & Elkins L.L.P.
2801 Via Fortuna, Suite 100
Austin, Texas 78746
Attn: J. Nixon Fox III
Facsimile: (512) 236-3216

If to an Investor:  To the address set forth immediately below such Investor’s name on the signature pages hereto.

With a copy to:	Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402
Attn: Mark A. Sides
Facsimile: (612) 766-1600

Each party will provide written notice to the other parties of any change in its address.

11.9                           Successors and Assigns.  This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns.  The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors, and no Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.  Notwithstanding the foregoing, an Investor may assign all or part of its rights and obligations hereunder to any of its “affiliates,” as that term is defined under the Securities Act, without the consent of the Company so long as the affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement.  This provision does not limit the Investor’s right to transfer the Securities pursuant to the terms of this Agreement or to assign the Investor’s rights hereunder to any such transferee pursuant to the terms of this Agreement.

11.10                     Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

11.11                     Survival.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Common Shares and the Warrants and payment therefor.  All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated (other than legal opinions) shall constitute representations and warranties by the Company hereunder.

11.12                     Publicity.  The Company and each Investor have the right to review, a reasonable period of time before issuance thereof, any press releases, or relevant portions of any SEC or Nasdaq filings or any other public statements, with respect to the transactions contemplated hereby.  However, the Company may make any press release or SEC or Nasdaq filings with respect to such transactions as are required by applicable law and regulations (including NASD requirements) without the prior approval of the Investors (although the Company will make reasonable efforts to consult with the Investors in connection with any such press release prior to its release and filing).

11.13                     Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.14                     No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

11.15                     Equitable Relief.  The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investors.  The Company therefore agrees that the Investors are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

11.16                     Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any of the Warrant, Registration Rights Agreement or this Agreement (collectively, the “Transaction Documents”) are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Investors.

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

PERFICIENT, INC.

By:
	Name:	John T. McDonald
	Title:	Chief Executive Officer and
Chairman of the Board

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INVESTOR:

Tate Capital Partners Fund, LLC
By Tate Capital Partners, LLC
Its Managing Member
By Tate Capital Management, LLC
Its Managing Member

By:
Kurtis J. Winters
Managing Member

Aggregate Purchase Amount:  $339,900 (110,000 Shares)

ADDRESS:

Tate Capital Partners Fund, LLC

3600 Minnesota Drive, Suite 525

Minneapolis, MN  55435

Attn: Kurtis J. Winters

(any notice hereunder to this Investor shall include a copy to):

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota  55402

Attn:  Mark A. Sides

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INVESTOR:

Pandora Select Partners, LP
By Pandora Select Advisors, LLC
Its Managing Member
By AJR Financial, LLC
Its Managing Member

By:
Name: Andrew J. Redleaf
Its: Managing Member

Aggregate Purchase Amount:  $1,977,600 (640,000 Shares)

ADDRESS:

Pandora Select Partners, LP

3033 Excelsior Blvd., Ste 300

Minneapolis MN  55416

Attn: Andrew J. Redleaf

(any notice hereunder to this Investor shall include a copy to):

Faegre & Benson LLP

2200 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN  55402

Attn: Marklan M. Strefling

[Signatures continued on next page]

INVESTOR:

Sigma Opportunity Fund, LLC

By:
Name:
Its:

Aggregate Purchase Amount:  $154,500.00 (50,000 Shares)

ADDRESS:

Sigma Opportunity Fund, LLC

800 Third Avenue, Suite 1701

New York, New York 10022

Attn: Thom Waye

(any notice hereunder to this Investor shall include a copy to):

Moomjian & Waite, LLP

100 Jericho Quadrangle

Jericho, New York 11753

Attn: Gary T. Moomjian

Exhibit A

Schedule of Investors

Investor	Common Shares	Purchase Price

Tate Capital Partners Fund, LLC	110,000	$339,900.00

Pandora Select Partners, LP	640,000	$1,977,600.00

Sigma Opportunity Fund, LLC	50,000	$154,500.00

Total:	800,000	$2,472,000.00

Exhibit B

Form of Warrant

Exhibit C

Registration Rights Agreement

Exhibit D

Transfer Agent Instructions

Exhibit E

Form of Legal Opinion